Exhibit 23

                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTS

As independent public accountants, we hereby consent to the incorporation by reference of our report dated June 23, 1999, included in this Annual Report on Form 11-K for the year ended December 31, 1998, into the previously filed Form S-8 Registration Statement. (File No. 33-89934.)

                                                             ARTHUR ANDERSEN LLP

Houston, Texas
June 29, 1999